NORTHERN FUNDS

Bond Index Fund

Summary Prospectus | July 31, 2010	Ticker: NOBOX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2010, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the overall performance of the securities included in the Barclays Capital U.S. Aggregate Bond Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.15%
Distribution (12b-1) Fees		0.00%
Other Expenses		0.28%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.03%
Total Annual Fund Operating Expenses		0.43%
Expense Reimbursement(1)		(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.25%

(1)

Northern Trust Investments, N.A. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$120	$223	$525

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123.18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in bonds and other fixed-income securities included in the Barclays Capital U.S. Aggregate Bond Index in weightings that approximate the relative composition of securities contained in the Index. The Fund will maintain a dollar-weighted average maturity consistent with the Index, which currently has a range of between 5 to 10 years.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed and asset-backed securities and international dollar-denominated fixed-income securities.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Barclays Capital U.S. Aggregate Bond Index by using computer programs and statistical procedures. The investment management team will buy and sell securities in response to changes in the Barclays Capital U.S. Aggregate Bond Index. Because the Fund will have fees and transaction expenses (while the Barclays Capital U.S. Aggregate Bond Index has none), the Fund’s returns are likely to be below those of the Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Fund, before

NF SUM BOND (7/10)	SUMMARY PROSPECTUS	1	BOND INDEX FUND

expenses, will track the performance of the Barclays Capital U.S. Aggregate Bond Index within a 0.95 correlation coefficient.

Barclays Capital, Inc. (“Barclays Capital”) does not endorse any of the securities in the Barclays Capital U.S. Aggregate Bond Index and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2010 is 5.26%. For the periods shown in the bar chart above, the highest quarterly return was 5.08% in the fourth quarter of 2008, and the lowest quarterly return was (1.40)% in the second quarter of 2008.

BOND INDEX FUND	2	SUMMARY PROSPECTUS

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2009)

	Inception Date	1-Year	Since Inception
Bond Index Fund	2/27/07
Return before taxes		4.60%	5.49%
Return after taxes on distributions		3.21%	3.93%
Return after taxes on distributions and sale of Fund shares		2.97%	3.76%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.93%	5.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Bond Index Fund. Louis D’Arienzo, Vice President of Northern Trust, has been manager of the Fund since February 2007.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

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By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

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By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

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By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

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By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

SUMMARY PROSPECTUS	3	BOND INDEX FUND

BOND INDEX FUND	4	SUMMARY PROSPECTUS